Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Third Quarter 2020

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
B. Riley FBR	Randy Binner				703-312-1890
Bank of America	Joshua Shanker				646-855-5716
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	Andrew Kligerman				212-325-5069
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
Piper Sandler & Co.	John Barnidge				312-281-3412
RBC Capital Markets	Mark Dwelle				804-782-4008
Wells Fargo	Elyse Greenspan				212-214-8031

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Ratings as of November 4, 2020
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
The Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-
Lincoln Life Assurance Company of Boston		A+			AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Corporate Treasurer
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans.  In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life (“IUL”), variable universal life (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of financial assets;
▪ Changes in the fair value of equity securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated November 4, 2020, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Revenues
Insurance premiums	$1,325	$1,344	$1,373	$1,342	$1,293	-2.4%	$4,170	$4,008	-3.9%
Fee income	1,934	1,572	1,539	1,458	1,815	-6.2%	4,925	4,812	-2.3%
Net investment income	1,235	1,381	1,375	1,172	1,458	18.1%	3,842	4,005	4.2%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(2)	(1)	-	-	-	100.0%	(14)	-	100.0%
Realized gain (loss), excluding OTTI	(9)	(118)	(24)	(647)	629	NM	(477)	(43)	91.0%
Total realized gain (loss)	(11)	(119)	(24)	(647)	629	NM	(491)	(43)	91.2%
Amortization of deferred gains on business
sold through reinsurance	8	7	11	11	11	37.5%	23	32	39.1%
Other revenues	147	159	151	181	155	5.4%	444	489	10.1%
Total revenues	4,638	4,344	4,425	3,517	5,361	15.6%	12,913	13,303	3.0%

Expenses
Interest credited	705	717	725	732	732	3.8%	2,063	2,189	6.1%
Benefits	2,502	1,768	2,501	1,725	2,484	-0.7%	6,112	6,710	9.8%
Commissions and other expenses	1,552	1,288	1,085	1,123	1,599	3.0%	3,999	3,807	-4.8%
Interest and debt expense	113	72	68	84	66	-41.6%	254	218	-14.2%
Strategic digitization expense	16	18	12	14	20	25.0%	47	45	-4.3%
Total expenses	4,888	3,863	4,391	3,678	4,901	0.3%	12,475	12,969	4.0%
Income (loss) before taxes	(250)	481	34	(161)	460	284.0%	438	334	-23.7%
Federal income tax expense (benefit)	(89)	50	(18)	(67)	62	169.7%	(16)	(22)	-37.5%
Net income (loss)	(161)	431	52	(94)	398	NM	454	356	-21.6%
Adjustment for LNC stock units in our
deferred compensation plans	(3)	(1)	(23)	-	(5)	-66.7%	-	(16)	NM
Net income (loss) available to common
stockholders – diluted	$(164)	$430	$29	$(94)	$393	NM	$454	$340	-25.1%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$(0.83)	$2.15	$0.15	$(0.49)	$2.01	NM	$2.24	$1.74	-22.3%

ROE, including AOCI
Net income (loss)	-3.4%	8.7%	1.1%	-2.0%	7.5%		3.5%	2.5%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$87,910	$88,716	$85,797	$95,390	$98,717	12.3%
U.S. government bonds	438	435	482	504	496	13.2%
State and municipal bonds	5,800	5,884	5,906	6,393	6,774	16.8%
Foreign government bonds	444	393	389	436	436	-1.8%
Residential mortgage-backed securities	3,287	3,241	3,271	3,272	3,203	-2.6%
Commercial mortgage-backed securities	1,033	1,083	1,119	1,226	1,430	38.4%
Asset-backed securities	4,172	4,889	5,086	5,716	6,590	58.0%
Hybrid and redeemable preferred securities	575	559	556	582	606	5.4%
Total fixed maturity AFS securities, net of allowance for credit losses	103,659	105,200	102,606	113,519	118,252	14.1%
Trading securities	4,691	4,673	4,019	4,651	4,633	-1.2%
Equity securities	158	103	83	87	122	-22.8%
Mortgage loans on real estate, net of allowance for credit losses	15,947	16,339	16,791	16,578	16,541	3.7%
Policy loans	2,475	2,477	2,571	2,551	2,527	2.1%
Derivative investments	2,201	1,911	4,417	2,957	3,236	47.0%
Other investments	3,389	2,994	4,765	4,574	4,204	24.0%
Total investments	132,520	133,697	135,252	144,917	149,515	12.8%
Cash and invested cash	2,939	2,563	6,202	4,201	2,595	-11.7%
DAC and VOBA	7,492	7,694	9,212	7,012	6,307	-15.8%
Premiums and fees receivable	440	465	562	490	498	13.2%
Accrued investment income	1,182	1,148	1,185	1,168	1,320	11.7%
Reinsurance recoverables, net of allowance for credit losses	17,353	17,144	16,923	16,866	16,610	-4.3%
Reinsurance related embedded derivatives	-	-	137	-	-	NM
Funds withheld reinsurance assets	543	536	535	535	539	-0.7%
Goodwill	1,778	1,778	1,778	1,778	1,778	0.0%
Other assets	15,939	16,170	16,246	15,905	15,667	-1.7%
Separate account assets	145,092	153,566	130,617	146,787	152,975	5.4%
Total assets	$325,278	$334,761	$318,649	$339,659	$347,804	6.9%
	`

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$36,108	$36,420	$37,100	$38,604	$40,089	11.0%
Other contract holder funds	95,283	98,018	99,508	100,537	102,568	7.6%
Short-term debt	300	300	-	-	-	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	866	866	866	866	866	0.0%
Financial	5,204	5,201	5,882	5,870	5,848	12.4%
Reinsurance related embedded derivatives	339	327	-	245	334	-1.5%
Funds withheld reinsurance liabilities	1,817	1,810	1,843	1,867	1,910	5.1%
Payables for collateral on investments	5,528	5,082	8,434	7,031	6,435	16.4%
Other liabilities	14,742	13,482	17,824	17,121	15,230	3.3%
Separate account liabilities	145,092	153,566	130,617	146,787	152,975	5.4%
Total liabilities	305,279	315,072	302,074	318,928	326,255	6.9%

Stockholders’ Equity
Common stock	5,192	5,162	5,071	5,081	5,093	-1.9%
Retained earnings	8,559	8,854	8,500	8,327	8,647	1.0%
AOCI:
Unrealized investment gains (losses)	6,572	6,017	3,348	7,668	8,153	24.1%
Foreign currency translation adjustment	(29)	(17)	(27)	(28)	(21)	27.6%
Funded status of employee benefit plans	(295)	(327)	(317)	(317)	(323)	-9.5%
Total AOCI	6,248	5,673	3,004	7,323	7,809	25.0%
Total stockholders’ equity	19,999	19,689	16,575	20,731	21,549	7.8%
Total liabilities and stockholders’ equity	$325,278	$334,761	$318,649	$339,659	$347,804	6.9%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Income (Loss)
Net income (loss)	$(161)	$431	$52	$(94)	$398	NM	$454	$356	-21.6%
Pre-tax adjusted income (loss) from operations	(104)	566	558	195	(212)	NM	969	541	-44.2%
After-tax adjusted income (loss) from operations (1)	(46)	482	465	187	(133)	NM	873	519	-40.5%
Adjusted operating tax rate	55.8%	14.8%	16.5%	4.0%	37.2%		9.9%	4.1%

Average Stockholders’ Equity
Average equity, including AOCI	$19,227	$19,844	$18,132	$18,653	$21,140	9.9%	$17,349	$19,309	11.3%
Average AOCI	5,292	5,961	4,338	5,164	7,566	43.0%	3,372	5,689	68.7%
Average equity, excluding AOCI	$13,935	$13,883	$13,794	$13,489	$13,574	-2.6%	$13,977	$13,620	-2.6%

ROE, Excluding AOCI
Net income (loss)	-4.6%	12.4%	1.5%	-2.8%	11.7%		4.3%	3.5%
Adjusted income (loss) from operations	-1.3%	13.9%	13.5%	5.5%	-3.9%		8.3%	5.1%

Per Share
Net income (loss) (diluted)	$(0.83)	$2.15	$0.15	$(0.49)	$2.01	NM	$2.24	$1.74	-22.3%
Adjusted income (loss) from operations (diluted)	(0.25)	2.41	2.24	0.97	(0.72)	NM	4.30	2.57	-40.2%
Dividends declared during the period	0.37	0.40	0.40	0.40	0.40	8.1%	1.11	1.20	8.1%

Book value, including AOCI	$100.84	$100.11	$85.79	$107.28	$111.51	10.6%	$100.84	$111.51	10.6%
Per share impact of AOCI	31.51	28.84	15.55	37.90	40.41	28.2%	31.51	40.41	28.2%
Book value, excluding AOCI	$69.33	$71.27	$70.24	$69.38	$71.10	2.6%	$69.33	$71.10	2.6%

Shares
Repurchased during the period	2.5	1.7	3.8	-	-	-100.0%	8.7	3.8	-56.3%
End-of-period – basic	198.3	196.7	193.2	193.2	193.3	-2.5%	198.3	193.3	-2.5%
End-of-period – diluted	200.7	199.2	195.0	194.0	195.3	-2.7%	200.7	195.3	-2.7%
Average for the period – diluted	201.6	200.0	197.3	193.8	195.4	-3.1%	203.1	195.9	-3.5%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Cash Returned to Common Stockholders
Shares repurchased	$150	$100	$225	$-	$-	-100.0%	$540	$225	-58.3%
Common dividends	74	73	79	77	77	4.1%	225	233	3.6%
Total cash returned to common stockholders	$224	$173	$304	$77	$77	-65.6%	$765	$458	-40.1%

Leverage Ratio
Short-term debt	$300	$300	$-	$-	$-	-100.0%
Long-term debt	6,070	6,067	6,748	6,736	6,714	10.6%
Total debt (1)	6,370	6,367	6,748	6,736	6,714	5.4%
Less:
Operating debt (2)	866	866	866	866	866	0.0%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	331	278	459	451	428	29.3%
Total numerator	$4,871	$4,921	$5,121	$5,117	$5,118	5.1%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,427	$13,672	$13,227	$13,063	$13,396	-0.2%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	4,871	4,921	5,121	5,117	5,118	5.1%
Total denominator	$18,600	$18,895	$18,650	$18,482	$18,816	1.2%

Leverage ratio	26.2%	26.0%	27.5%	27.7%	27.2%

Holding Company Available Liquidity	$765	$702	$760	$774	$756	-1.2%

(1) Excludes obligations under finance leases and certain financing arrangements of $456 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$185	$312	$302	$272	$220	18.9%	$781	$794	1.7%
Retirement Plan Services	49	54	45	33	58	18.4%	141	135	-4.3%
Life Insurance	(318)	222	209	(52)	(400)	-25.8%	85	(244)	NM
Group Protection	78	68	50	49	8	-89.7%	233	108	-53.6%
Other Operations	(98)	(90)	(48)	(107)	(98)	0.0%	(271)	(252)	7.0%
Adjusted income (loss) from operations, before
income taxes	$(104)	$566	$558	$195	$(212)	NM	$969	$541	-44.2%

Income (Loss) from Operations, After-Tax
Annuities	$169	$269	$261	$237	$196	16.0%	$686	$694	1.2%
Retirement Plan Services	44	47	40	30	50	13.6%	125	119	-4.8%
Life Insurance	(245)	179	171	(37)	(311)	-26.9%	79	(177)	NM
Group Protection	61	54	40	39	6	-90.2%	184	85	-53.8%
Other Operations	(75)	(67)	(47)	(82)	(74)	1.3%	(201)	(202)	-0.5%
Adjusted income (loss) from operations	$(46)	$482	$465	$187	$(133)	NM	$873	$519	-40.5%

	For the Three Months Ended						For the Trailing Twelve Months
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Sources of Earnings, Pre-Tax
Investment spread	$(126)	$173	$151	$39	$(119)	5.6%	$351	$244	-30.5%
Mortality/morbidity	(119)	189	165	15	(208)	-74.8%	438	160	-63.5%
Fees on AUM	262	275	290	245	321	22.5%	1,044	1,132	8.4%
VA riders	(23)	19	-	3	(108)	NM	40	(86)	NM
Total sources of earnings, before income taxes	(6)	656	606	302	(114)	NM	1,873	1,450	-22.6%
Other Operations	(98)	(90)	(48)	(107)	(98)	0.0%	(343)	(343)	0.0%
Adjusted income (loss) from operations, before
income taxes	$(104)	$566	$558	$195	$(212)	NM	$1,532	$1,107	-27.7%

Sources of Earnings, Pre-Tax, Percentage By Component
Investment spread	1829.1%	26.4%	25.0%	12.7%	103.7%		18.7%	16.8%
Mortality/morbidity	1720.6%	28.8%	27.3%	4.8%	181.6%		23.4%	11.1%
Fees on AUM	-3785.1%	42.0%	47.8%	81.3%	-279.5%		55.8%	78.0%
VA riders	335.4%	2.8%	-0.1%	1.2%	94.2%		2.1%	-5.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Annuities
Operating revenues	$1,117	$1,153	$1,129	$1,037	$1,126	0.8%	$3,447	$3,292	-4.5%
Deposits	3,461	3,902	3,697	2,515	2,539	-26.6%	10,623	8,751	-17.6%
Net flows	253	729	528	58	(283)	NM	1,122	303	-73.0%
Average account values	133,922	137,817	137,922	134,197	144,368	7.8%	130,941	138,903	6.1%

Retirement Plan Services
Operating revenues	$298	$310	$297	$282	$311	4.4%	$890	$889	-0.1%
Deposits	2,234	2,663	2,779	2,307	2,374	6.3%	6,803	7,459	9.6%
Net flows	272	422	671	(1,207)	362	33.1%	199	(175)	NM
Average account values	74,201	76,478	75,845	73,611	79,644	7.3%	72,166	76,797	6.4%

Life Insurance
Operating revenues	$2,098	$1,838	$1,821	$1,639	$2,127	1.4%	$5,600	$5,587	-0.2%
Deposits	1,685	2,413	1,450	1,428	1,537	-8.8%	4,907	4,414	-10.0%
Net flows	1,227	1,957	963	1,023	1,156	-5.8%	3,464	3,142	-9.3%
Average account values	52,050	53,243	52,866	52,693	54,570	4.8%	51,300	53,376	4.0%
Average in-force face amount	790,667	814,865	836,488	853,071	870,505	10.1%	772,113	853,355	10.5%

Group Protection
Operating revenues	$1,137	$1,158	$1,224	$1,199	$1,184	4.1%	$3,430	$3,608	5.2%
Insurance premiums	1,024	1,035	1,094	1,086	1,052	2.7%	3,079	3,231	4.9%

Consolidated
Adjusted operating revenues (1)	$4,700	$4,513	$4,509	$4,209	$4,788	1.9%	$13,533	$13,507	-0.2%
Deposits	7,380	8,978	7,926	6,250	6,450	-12.6%	22,333	20,624	-7.7%
Net flows	1,752	3,108	2,162	(126)	1,235	-29.5%	4,785	3,270	-31.7%
Average account values	260,173	267,538	266,633	260,501	278,582	7.1%	254,407	269,076	5.8%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Sales
Annuities:
With guaranteed living benefits	$1,243	$1,428	$1,185	$824	$541	-56.5%	$3,543	$2,551	-28.0%
Without guaranteed living benefits	1,191	1,298	1,454	1,392	1,911	60.5%	3,171	4,756	50.0%
Variable	2,434	2,726	2,639	2,216	2,452	0.7%	6,714	7,307	8.8%
Fixed	1,027	1,176	1,058	299	87	-91.5%	3,909	1,444	-63.1%
Total Annuities	$3,461	$3,902	$3,697	$2,515	$2,539	-26.6%	$10,623	$8,751	-17.6%

Retirement Plan Services:
First-year sales	$723	$1,227	$867	$827	$870	20.3%	$2,161	$2,564	18.6%
Recurring deposits	1,511	1,436	1,912	1,480	1,504	-0.5%	4,642	4,895	5.5%
Total Retirement Plan Services	$2,234	$2,663	$2,779	$2,307	$2,374	6.3%	$6,803	$7,459	9.6%

Life Insurance:
UL	$11	$20	$9	$5	$3	-72.7%	$37	$17	-54.1%
MoneyGuard®	67	124	34	36	35	-47.8%	174	106	-39.1%
IUL	37	76	21	23	24	-35.1%	79	69	-12.7%
VUL	54	107	44	55	60	11.1%	159	157	-1.3%
Term	37	39	35	36	28	-24.3%	105	100	-4.8%
Total individual life insurance	206	366	143	155	150	-27.2%	554	449	-19.0%
Executive Benefits	28	81	26	4	36	28.6%	81	66	-18.5%
Total Life Insurance	$234	$447	$169	$159	$186	-20.5%	$635	$515	-18.9%

Group Protection:
Life	$131	$108	$50	$47	$24	-81.7%	$237	$121	-48.9%
Disability	96	140	42	47	17	-82.3%	179	106	-40.8%
Dental	15	49	10	11	8	-46.7%	40	29	-27.5%
Total Group Protection	$242	$297	$102	$105	$49	-79.8%	$456	$256	-43.9%
Percent employee-paid	41.5%	37.6%	59.9%	51.6%	58.9%		45.3%	56.3%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Operating Revenues
Annuities	$1,117	$1,153	$1,129	$1,037	$1,126	0.8%	$3,447	$3,292	-4.5%
Retirement Plan Services	298	310	297	282	311	4.4%	890	889	-0.1%
Life Insurance	2,098	1,838	1,821	1,639	2,127	1.4%	5,600	5,587	-0.2%
Group Protection	1,137	1,158	1,224	1,199	1,184	4.1%	3,430	3,608	5.2%
Other Operations	50	54	38	52	40	-20.0%	166	131	-21.1%
Total segment operating revenues	$4,700	$4,513	$4,509	$4,209	$4,788	1.9%	$13,533	$13,507	-0.2%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	118	$132	$120	$111	$111	-5.9%	$361	$343	-5.0%
Retirement Plan Services	73	78	72	68	69	-5.5%	223	210	-5.8%
Life Insurance	123	145	121	116	118	-4.1%	376	355	-5.6%
Group Protection	162	174	154	153	155	-4.3%	486	461	-5.1%
Other Operations	25	43	(4)	55	34	36.0%	103	85	-17.5%
Total	$501	$572	$463	$503	$487	-2.8%	$1,549	$1,454	-6.1%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.6%	11.4%	10.7%	10.7%	9.9%		10.5%	10.4%
Retirement Plan Services	24.6%	25.3%	24.4%	24.3%	22.3%		25.1%	23.6%
Life Insurance	5.9%	7.9%	6.7%	7.1%	5.5%		6.7%	6.4%
Group Protection	14.1%	15.0%	12.5%	12.7%	13.1%		14.1%	12.8%
Other Operations	49.6%	81.8%	-10.0%	107.5%	83.7%		61.7%	65.3%
Total	10.7%	12.7%	10.3%	12.0%	10.2%		11.4%	10.8%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$569	$663	$520	$554	$537	-5.6%	$1,727	$1,610	-6.8%
Commissions	707	867	706	621	611	-13.6%	2,045	1,937	-5.3%
Taxes, licenses and fees	86	87	90	79	85	-1.2%	260	254	-2.3%
Interest and debt expense	71	72	68	68	66	-7.0%	212	203	-4.2%
Expenses associated with reserve financing
and unrelated letters of credit	22	23	23	23	24	9.1%	65	69	6.2%
Total adjusted operating commissions and other
expenses incurred	1,455	1,712	1,407	1,345	1,323	-9.1%	4,309	4,073	-5.5%

Less Amounts Capitalized
General and administrative expenses	(68)	(91)	(57)	(51)	(50)	26.5%	(178)	(156)	12.4%
Commissions	(374)	(523)	(362)	(291)	(272)	27.3%	(1,046)	(924)	11.7%
Taxes, licenses and fees	(14)	(26)	(13)	(13)	(11)	21.4%	(42)	(37)	11.9%
Total amounts capitalized	(456)	(640)	(432)	(355)	(333)	27.0%	(1,266)	(1,117)	11.8%
Total expenses incurred, net of amounts
capitalized, excluding amortization	999	1,072	975	990	990	-0.9%	3,043	2,956	-2.9%

Amortization
Amortization of DAC, VOBA and other intangibles	601	261	247	207	680	13.1%	1,088	1,134	4.2%
Total operating commissions and other expenses	$1,600	$1,333	$1,222	$1,197	$1,670	4.4%	$4,131	$4,090	-1.0%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Annuities
Earned rate on reserves	4.04%	3.84%	3.73%	3.69%	3.63%	(41)	4.03%	3.69%	(34)
Variable investment income on reserves (1)	0.09%	0.20%	0.03%	0.10%	0.09%	-	0.08%	0.07%	(1)
Net investment income yield on reserves	4.13%	4.04%	3.76%	3.79%	3.72%	(41)	4.11%	3.76%	(35)
Interest rate credited to contract holders	2.46%	2.47%	2.31%	2.26%	2.12%	(34)	2.40%	2.22%	(18)
Interest rate spread	1.67%	1.57%	1.45%	1.53%	1.60%	(7)	1.71%	1.54%	(17)
Base spreads excluding variable investment income	1.58%	1.37%	1.42%	1.43%	1.51%	(7)	1.63%	1.47%	(16)

Retirement Plan Services
Earned rate on reserves	4.13%	4.07%	3.95%	3.85%	3.82%	(31)	4.15%	3.87%	(28)
Variable investment income on reserves (1)	0.16%	0.24%	0.05%	0.06%	0.10%	(6)	0.09%	0.07%	(2)
Net investment income yield on reserves	4.29%	4.31%	4.00%	3.91%	3.92%	(37)	4.24%	3.94%	(30)
Interest rate credited to contract holders	2.90%	2.89%	2.87%	2.86%	2.81%	(9)	2.91%	2.85%	(6)
Interest rate spread	1.39%	1.42%	1.13%	1.05%	1.11%	(28)	1.33%	1.09%	(24)
Base spreads excluding variable investment income	1.23%	1.18%	1.08%	0.99%	1.01%	(22)	1.24%	1.02%	(22)

Life Insurance – Interest-Sensitive
Earned rate on reserves	4.86%	4.84%	4.77%	4.78%	4.76%	(10)	4.86%	4.77%	(9)
Variable investment income on reserves (1)	-0.38%	0.33%	0.31%	-0.72%	0.76%	114	0.04%	0.12%	8
Net investment income yield on reserves	4.48%	5.17%	5.08%	4.06%	5.52%	104	4.90%	4.89%	(1)
Interest rate credited to contract holders	3.71%	3.71%	3.80%	3.81%	3.75%	4	3.69%	3.79%	10
Interest rate spread	0.77%	1.46%	1.28%	0.25%	1.77%	100	1.21%	1.10%	(11)
Base spreads excluding variable investment income	1.15%	1.13%	0.97%	0.97%	1.01%	(14)	1.17%	0.98%	(19)

Total (2)
Earned rate (3)	4.39%	4.33%	4.29%	4.06%	4.09%	(30)	4.36%	4.15%	(21)
Variable investment income (1) (3)	-0.19%	0.28%	0.19%	-0.34%	0.45%	64	0.06%	0.10%	4
Net investment income yield (3)	4.20%	4.61%	4.48%	3.72%	4.54%	34	4.42%	4.25%	(17)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$79	$78	$53	$22	$17	-78.5%	$424	$92	-78.3%
Fee income	596	606	593	567	608	2.0%	1,751	1,768	1.0%
Net investment income	287	309	326	270	334	16.4%	831	929	11.8%
Operating realized gain (loss)	51	53	54	49	57	11.8%	137	160	16.8%
Amortization of deferred gain	8	7	8	8	8	0.0%	23	24	4.3%
Other revenues	96	100	95	121	102	6.3%	281	319	13.5%
Total operating revenues	1,117	1,153	1,129	1,037	1,126	0.8%	3,447	3,292	-4.5%
Operating expenses:
Interest credited	183	190	192	192	198	8.2%	508	582	14.6%
Benefits	273	163	170	127	261	-4.4%	775	558	-28.0%
Commissions incurred	295	322	311	246	248	-15.9%	850	805	-5.3%
Other expenses incurred	240	257	250	221	232	-3.3%	717	703	-2.0%
Amounts capitalized	(175)	(198)	(191)	(122)	(118)	32.6%	(484)	(431)	11.0%
Amortization	116	107	95	101	85	-26.7%	300	281	-6.3%
Total operating expenses	932	841	827	765	906	-2.8%	2,666	2,498	-6.3%
Income (loss) from operations before taxes	185	312	302	272	220	18.9%	781	794	1.7%
Federal income tax expense (benefit)	16	43	41	35	24	50.0%	95	100	5.3%
Income (loss) from operations	$169	$269	$261	$237	$196	16.0%	$686	$694	1.2%

Effective Federal Income Tax Rate	8.4%	13.9%	13.4%	12.9%	11.1%		12.2%	12.6%

Average Equity, Excluding Goodwill and AOCI	$4,846	$4,883	$4,887	$5,002	$5,394	11.3%	$4,791	$5,094	6.3%

ROE, Excluding Goodwill and AOCI	14.0%	22.0%	21.4%	19.0%	14.5%		19.1%	18.2%

Return on Average Account Values	51	78	76	71	54	3	70	67	(3)

Income (Loss) from Operations
Variable annuity	198	233	232	207	176	-11.1%	645	615	-4.7%
Fixed annuity	(29)	36	29	30	20	169.0%	41	79	92.7%

Account Values
Variable annuity account values:
Average	$118,680	$121,632	$120,972	$116,861	$127,011	7.0%	$116,593	$121,700	4.4%
End-of-period	118,424	125,492	108,689	121,712	127,585	7.7%	118,424	127,585	7.7%
Fixed annuity account values:
Average	15,242	16,185	16,950	17,336	17,357	13.9%	14,348	17,203	19.9%
End-of-period	15,611	16,636	17,208	17,349	17,263	10.6%	15,611	17,263	10.6%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$63	$66	$61	$58	$65	3.2%	$187	$184	-1.6%
Net investment income	229	239	229	218	240	4.8%	686	686	0.0%
Other revenues	6	5	7	6	6	0.0%	17	19	11.8%
Total operating revenues	298	310	297	282	311	4.4%	890	889	-0.1%
Operating expenses:
Interest credited	147	148	150	153	155	5.4%	437	458	4.8%
Benefits	1	1	-	1	1	0.0%	1	2	100.0%
Commissions incurred	20	20	19	18	19	-5.0%	60	56	-6.7%
Other expenses incurred	80	86	82	77	74	-7.5%	248	233	-6.0%
Amounts capitalized	(5)	(7)	(6)	(6)	(4)	20.0%	(15)	(16)	-6.7%
Amortization	6	8	7	6	8	33.3%	18	21	16.7%
Total operating expenses	249	256	252	249	253	1.6%	749	754	0.7%
Income (loss) from operations before taxes	49	54	45	33	58	18.4%	141	135	-4.3%
Federal income tax expense (benefit)	5	7	5	3	8	60.0%	16	16	0.0%
Income (loss) from operations	$44	$47	$40	$30	$50	13.6%	$125	$119	-4.8%

Effective Federal Income Tax Rate	9.3%	13.7%	11.3%	10.1%	13.7%		10.8%	12.0%

Average Equity, Excluding Goodwill and AOCI	$1,447	$1,440	$1,415	$1,410	$1,441	-0.4%	$1,426	$1,422	-0.3%

ROE, Excluding Goodwill and AOCI	12.2%	13.0%	11.2%	8.5%	13.8%		11.7%	11.2%

Pre-tax Net Margin	32.4%	33.6%	30.4%	25.8%	36.8%		31.1%	31.3%

Return on Average Account Values	24	25	21	16	25	1	23	21	(2)

Net Flows by Market
Small Market	117	118	141	30	113	-3.4%	$330	$284	-13.9%
Mid - Large Market	436	651	790	(1,084)	500	14.7%	685	206	-69.9%
Multi-Fund® and Other	(281)	(347)	(260)	(153)	(251)	10.7%	(816)	(665)	18.5%

Net Flows – Trailing Twelve Months	$371	$620	$1,672	$158	$248	-33.2%	$371	$248	-33.2%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$219	$228	$224	$230	$223	1.8%	$656	$676	3.0%
Fee income	1,275	898	893	830	1,141	-10.5%	2,985	2,865	-4.0%
Net investment income	601	706	697	577	761	26.6%	1,952	2,035	4.3%
Operating realized gain (loss)	(1)	(1)	(3)	(2)	-	100.0%	(5)	(5)	0.0%
Amortization of deferred gain on
business sold through reinsurance	-	-	3	3	3	NM	-	9	NM
Other revenues	4	7	7	1	(1)	NM	12	7	-41.7%
Total operating revenues	2,098	1,838	1,821	1,639	2,127	1.4%	5,600	5,587	-0.2%
Operating expenses:
Interest credited	360	364	371	375	369	2.5%	1,069	1,116	4.4%
Benefits	1,426	942	954	1,084	1,428	0.1%	3,240	3,465	6.9%
Commissions incurred	212	337	191	173	171	-19.3%	595	535	-10.1%
Other expenses incurred	215	256	209	195	209	-2.8%	640	614	-4.1%
Amounts capitalized	(246)	(397)	(216)	(202)	(202)	17.9%	(697)	(620)	11.0%
Amortization	449	114	103	66	552	22.9%	668	721	7.9%
Total operating expenses	2,416	1,616	1,612	1,691	2,527	4.6%	5,515	5,831	5.7%
Income (loss) from operations before taxes	(318)	222	209	(52)	(400)	-25.8%	85	(244)	NM
Federal income tax expense (benefit)	(73)	43	38	(15)	(89)	-21.9%	6	(67)	NM
Income (loss) from operations	$(245)	$179	$171	$(37)	$(311)	-26.9%	$79	$(177)	NM

Effective Federal Income Tax Rate	22.9%	19.2%	18.1%	28.9%	22.2%		6.0%	27.2%

Average Equity, Excluding Goodwill and AOCI	$8,601	$8,502	$8,798	$8,977	$8,854	2.9%	$8,566	$8,876	3.6%

ROE, Excluding Goodwill and AOCI	-11.4%	8.4%	7.8%	-1.6%	-14.1%		1.2%	-2.7%

Average Account Values	$52,050	$53,243	$52,866	$52,693	$54,570	4.8%	$51,300	$53,376	4.0%

In-Force Face Amount
UL and other	$348,836	$357,726	$356,889	$357,690	$358,897	2.9%	$348,836	$358,897	2.9%
Term insurance	451,117	472,050	486,311	505,251	519,173	15.1%	451,117	519,173	15.1%
Total in-force face amount	$799,953	$829,776	$843,200	$862,941	$878,070	9.8%	$799,953	$878,070	9.8%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,024	$1,035	$1,094	$1,086	$1,052	2.7%	$3,079	$3,231	4.9%
Net investment income	72	81	81	69	88	22.2%	226	239	5.8%
Other revenues	41	42	49	44	44	7.3%	125	138	10.4%
Total operating revenues	1,137	1,158	1,224	1,199	1,184	4.1%	3,430	3,608	5.2%
Operating expenses:
Interest credited	2	1	2	1	1	-50.0%	4	4	0.0%
Benefits	756	768	862	843	875	15.7%	2,267	2,580	13.8%
Commissions incurred	88	95	87	97	80	-9.1%	272	264	-2.9%
Other expenses incurred	212	232	200	198	194	-8.5%	624	591	-5.3%
Amounts capitalized	(29)	(38)	(19)	(23)	(9)	69.0%	(72)	(50)	30.6%
Amortization	30	32	42	34	35	16.7%	102	111	8.8%
Total operating expenses	1,059	1,090	1,174	1,150	1,176	11.0%	3,197	3,500	9.5%
Income (loss) from operations before taxes	78	68	50	49	8	-89.7%	233	108	-53.6%
Federal income tax expense (benefit)	17	14	10	10	2	-88.2%	49	23	-53.1%
Income (loss) from operations	$61	$54	$40	$39	$6	-90.2%	$184	$85	-53.8%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$2,492	$2,554	$2,601	$2,628	$2,678	7.5%	$2,339	$2,636	12.7%

ROE, Excluding Goodwill and AOCI	9.9%	8.4%	6.1%	5.9%	0.9%		10.5%	4.3%

Loss Ratios by Product Line
Life	70.5%	65.7%	79.4%	82.6%	91.9%		71.0%	84.5%
Disability	76.4%	80.5%	78.3%	78.7%	78.9%		75.6%	78.7%
Dental	73.4%	70.7%	74.6%	40.2%	70.1%		73.5%	61.7%
Total	74.1%	74.4%	78.5%	77.8%	83.2%		73.8%	79.8%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Other Operations
Operating revenues:
Insurance premiums	$3	$4	$2	$5	$2	-33.3%	$10	$9	-10.0%
Net investment income	46	46	42	38	35	-23.9%	147	116	-21.1%
Other revenues	1	4	(6)	9	3	200.0%	9	6	-33.3%
Total operating revenues	50	54	38	52	40	-20.0%	166	131	-21.1%
Operating expenses:
Interest credited	14	14	12	11	9	-35.7%	44	31	-29.5%
Benefits	42	23	16	30	33	-21.4%	88	80	-9.1%
Commissions and other expenses	5	17	(22)	36	10	100.0%	46	24	-47.8%
Interest and debt expenses	71	72	68	68	66	-7.0%	212	203	-4.2%
Strategic digitization expense	16	18	12	14	20	25.0%	47	45	-4.3%
Total operating expenses	148	144	86	159	138	-6.8%	437	383	-12.4%
Income (loss) from operations before taxes	(98)	(90)	(48)	(107)	(98)	0.0%	(271)	(252)	7.0%
Federal income tax expense (benefit)	(23)	(23)	(1)	(25)	(24)	-4.3%	(70)	(50)	28.6%
Income (loss) from operations	$(75)	$(67)	$(47)	$(82)	$(74)	1.3%	$(201)	$(202)	-0.5%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$8,832	$7,731	$7,928	$9,457	$7,241	-18.0%	$10,512	$7,928	-24.6%
Business acquired (sold) through reinsurance	-	-	(10)	-	-	NM	-	(10)	NM
Cumulative effect from adoption of new
accounting standard	-	-	5	-	-	NM	-	5	NM
Deferrals	459	643	435	355	334	-27.2%	1,291	1,123	-13.0%
Operating amortization	(604)	(262)	(243)	(204)	(679)	-12.4%	(1,092)	(1,126)	-3.1%
Deferrals, net of operating amortization	(145)	381	192	151	(345)	NM	199	(3)	NM
Amortization associated with benefit ratio unlocking	3	(16)	66	(4)	(10)	NM	(29)	52	279.3%
Adjustment related to realized (gains) losses	(9)	22	58	33	(198)	NM	33	(106)	NM
Adjustment related to unrealized (gains) losses	(950)	(190)	1,218	(2,396)	(168)	82.3%	(2,984)	(1,346)	54.9%
Balance as of end-of-period	$7,731	$7,928	$9,457	$7,241	$6,520	-15.7%	$7,731	$6,520	-15.7%

DFEL
Balance as of beginning-of-period	$1,647	$482	$650	$1,379	$433	-73.7%	$2,769	$650	-76.5%
Cumulative effect from adoption of new
accounting standards	-	-	4	-	-	NM	-	4	NM
Deferrals	264	368	240	252	263	-0.4%	732	754	3.0%
Operating amortization	(547)	(163)	(160)	(111)	(424)	22.5%	(803)	(695)	13.4%
Deferrals, net of operating amortization	(283)	205	80	141	(161)	43.1%	(71)	59	183.1%
Amortization associated with benefit ratio unlocking	-	(2)	8	(2)	(1)	NM	(5)	5	200.0%
Adjustment related to realized (gains) losses	(3)	3	17	12	(14)	NM	(4)	16	NM
Adjustment related to unrealized (gains) losses	(879)	(38)	620	(1,097)	135	115.4%	(2,207)	(342)	84.5%
Balance as of end-of-period	$482	$650	$1,379	$433	$392	-18.7%	$482	$392	-18.7%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$5,727	$5,750	$6,382	$5,378	$4,841	-15.5%	$5,727	$4,841	-15.5%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Fixed Annuities
Balance as of beginning-of-period	$23,836	$24,448	$25,384	$25,740	$25,801	8.2%	$21,666	$25,384	17.2%
Gross deposits	1,027	1,176	1,058	299	87	-91.5%	3,909	1,444	-63.1%
Full surrenders and deaths	(441)	(355)	(400)	(384)	(399)	9.5%	(1,411)	(1,183)	16.2%
Other contract benefits	(145)	(170)	(156)	(143)	(135)	6.9%	(431)	(434)	-0.7%
Net flows	441	651	502	(228)	(447)	NM	2,067	(173)	NM
Contract holder assessments	(10)	(11)	(13)	(16)	(16)	-60.0%	(28)	(44)	-57.1%
Reinvested interest credited	181	296	(133)	305	234	29.3%	743	405	-45.5%
Balance as of end-of-period, gross	24,448	25,384	25,740	25,801	25,572	4.6%	24,448	25,572	4.6%
Reinsurance ceded	(8,837)	(8,748)	(8,532)	(8,452)	(8,309)	6.0%	(8,837)	(8,309)	6.0%
Balance as of end-of-period, net	$15,611	$16,636	$17,208	$17,349	$17,263	10.6%	$15,611	$17,263	10.6%

Variable Annuities
Balance as of beginning-of-period	$119,005	$118,424	$125,492	$108,689	$121,713	2.3%	$108,536	$125,492	15.6%
Gross deposits	2,434	2,726	2,639	2,216	2,452	0.7%	6,714	7,307	8.8%
Full surrenders and deaths	(1,711)	(1,642)	(1,602)	(1,068)	(1,384)	19.1%	(4,891)	(4,054)	17.1%
Other contract benefits	(911)	(1,006)	(1,011)	(862)	(904)	0.8%	(2,768)	(2,777)	-0.3%
Net flows	(188)	78	26	286	164	187.2%	(945)	476	150.4%
Contract holder assessments	(636)	(638)	(632)	(611)	(648)	-1.9%	(1,857)	(1,890)	-1.8%
Change in market value and reinvestment	243	7,628	(16,197)	13,349	6,356	NM	12,690	3,507	-72.4%
Balance as of end-of-period, gross	118,424	125,492	108,689	121,713	127,585	7.7%	118,424	127,585	7.7%
Reinsurance ceded	-	-	-	(1)	-	NM	-	-	NM
Balance as of end-of-period, gross and net	$118,424	$125,492	$108,689	$121,712	$127,585	7.7%	$118,424	$127,585	7.7%

Total
Balance as of beginning-of-period	$142,841	$142,872	$150,876	$134,429	$147,514	3.3%	$130,202	$150,876	15.9%
Gross deposits	3,461	3,902	3,697	2,515	2,539	-26.6%	10,623	8,751	-17.6%
Full surrenders and deaths	(2,152)	(1,997)	(2,002)	(1,452)	(1,783)	17.1%	(6,302)	(5,237)	16.9%
Other contract benefits	(1,056)	(1,176)	(1,167)	(1,005)	(1,039)	1.6%	(3,199)	(3,211)	-0.4%
Net flows	253	729	528	58	(283)	NM	1,122	303	-73.0%
Contract holder assessments	(646)	(649)	(645)	(627)	(664)	-2.8%	(1,885)	(1,934)	-2.6%
Change in market value and reinvestment	424	7,924	(16,330)	13,654	6,590	NM	13,433	3,912	-70.9%
Balance as of end-of-period, gross	142,872	150,876	134,429	147,514	153,157	7.2%	142,872	153,157	7.2%
Reinsurance ceded	(8,837)	(8,748)	(8,532)	(8,453)	(8,309)	6.0%	(8,837)	(8,309)	6.0%
Balance as of end-of-period, net	$134,035	$142,128	$125,897	$139,061	$144,848	8.1%	$134,035	$144,848	8.1%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
General Account
Balance as of beginning-of-period	$20,076	$20,337	$20,558	$21,335	$21,672	7.9%	$19,766	$20,558	4.0%
Gross deposits	469	663	609	817	568	21.1%	1,319	1,994	51.2%
Withdrawals	(490)	(682)	(565)	(752)	(477)	2.7%	(1,479)	(1,793)	-21.2%
Net flows	(21)	(19)	44	65	91	NM	(160)	201	225.6%
Transfers between fixed and variable accounts	136	94	587	124	402	195.6%	303	1,112	267.0%
Contract holder assessments	(3)	(3)	(3)	(3)	(4)	-33.3%	(8)	(10)	-25.0%
Reinvestment interest credited	149	149	149	151	155	4.0%	436	455	4.4%
Balance as of end-of-period	$20,337	$20,558	$21,335	$21,672	$22,316	9.7%	$20,337	$22,316	9.7%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$53,938	$54,227	$58,131	$48,301	$54,886	1.8%	$47,289	$58,131	22.9%
Gross deposits	1,765	2,000	2,170	1,490	1,806	2.3%	5,484	5,465	-0.3%
Withdrawals	(1,472)	(1,559)	(1,543)	(2,762)	(1,535)	-4.3%	(5,125)	(5,841)	-14.0%
Net flows	293	441	627	(1,272)	271	-7.5%	359	(376)	NM
Transfers between fixed and variable accounts	(190)	(171)	(610)	(161)	(436)	NM	(542)	(1,205)	NM
Contract holder assessments	(54)	(55)	(54)	(49)	(50)	7.4%	(158)	(153)	3.2%
Change in market value and reinvestment	240	3,689	(9,793)	8,067	3,584	NM	7,279	1,858	-74.5%
Balance as of end-of-period	$54,227	$58,131	$48,301	$54,886	$58,255	7.4%	$54,227	$58,255	7.4%

Total
Balance as of beginning-of-period	$74,014	$74,564	$78,689	$69,636	$76,558	3.4%	$67,055	$78,689	17.3%
Gross deposits	2,234	2,663	2,779	2,307	2,374	6.3%	6,803	7,459	9.6%
Withdrawals	(1,962)	(2,241)	(2,108)	(3,514)	(2,012)	-2.5%	(6,604)	(7,634)	-15.6%
Net flows	272	422	671	(1,207)	362	33.1%	199	(175)	NM
Transfers between fixed and variable accounts	(54)	(77)	(23)	(37)	(34)	37.0%	(239)	(93)	61.1%
Contract holder assessments	(57)	(58)	(57)	(52)	(54)	5.3%	(166)	(163)	1.8%
Change in market value and reinvestment	389	3,838	(9,644)	8,218	3,739	NM	7,715	2,313	-70.0%
Balance as of end-of-period	$74,564	$78,689	$69,636	$76,558	$80,571	8.1%	$74,564	$80,571	8.1%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
General Account
Balance as of beginning-of-period	$37,438	$37,582	$38,141	$38,054	$38,034	1.6%	$37,289	$38,141	2.3%
Deposits	1,137	1,525	996	964	966	-15.0%	3,281	2,926	-10.8%
Withdrawals and deaths	(243)	(156)	(380)	(263)	(230)	5.3%	(770)	(873)	-13.4%
Net flows	894	1,369	616	701	736	-17.7%	2,511	2,053	-18.2%
Contract holder assessments	(1,094)	(1,184)	(1,075)	(1,073)	(1,079)	1.4%	(3,242)	(3,227)	0.5%
Reinvested interest credited	344	374	372	352	389	13.1%	1,024	1,113	8.7%
Balance as of end-of-period, gross	37,582	38,141	38,054	38,034	38,080	1.3%	37,582	38,080	1.3%
Reinsurance ceded	(660)	(656)	(649)	(646)	(646)	2.1%	(660)	(646)	2.1%
Balance as of end-of-period, net	$36,922	$37,485	$37,405	$37,388	$37,434	1.4%	$36,922	$37,434	1.4%

Separate Account
Balance as of beginning-of-period	$15,941	$16,136	$17,646	$14,782	$17,351	8.8%	$13,735	$17,646	28.5%
Deposits	548	888	454	464	571	4.2%	1,626	1,488	-8.5%
Withdrawals and deaths	(215)	(300)	(107)	(142)	(151)	29.8%	(673)	(399)	40.7%
Net flows	333	588	347	322	420	26.1%	953	1,089	14.3%
Contract holder assessments	(197)	(230)	(204)	(211)	(217)	-10.2%	(585)	(632)	-8.0%
Change in market value and reinvestment	59	1,152	(3,007)	2,458	1,117	NM	2,033	568	-72.1%
Balance as of end-of-period, gross	16,136	17,646	14,782	17,351	18,671	15.7%	16,136	18,671	15.7%
Reinsurance ceded	(829)	(876)	(712)	(830)	(874)	-5.4%	(829)	(874)	-5.4%
Balance as of end-of-period, net	$15,307	$16,770	$14,070	$16,521	$17,797	16.3%	$15,307	$17,797	16.3%

Total
Balance as of beginning-of-period	$53,379	$53,718	$55,787	$52,836	$55,385	3.8%	$51,024	$55,787	9.3%
Deposits	1,685	2,413	1,450	1,428	1,537	-8.8%	4,907	4,414	-10.0%
Withdrawals and deaths	(458)	(456)	(487)	(405)	(381)	16.8%	(1,443)	(1,272)	11.9%
Net flows	1,227	1,957	963	1,023	1,156	-5.8%	3,464	3,142	-9.3%
Contract holder assessments	(1,291)	(1,414)	(1,279)	(1,284)	(1,296)	-0.4%	(3,827)	(3,859)	-0.8%
Change in market value and reinvestment	403	1,526	(2,635)	2,810	1,506	273.7%	3,057	1,681	-45.0%
Balance as of end-of-period, gross	53,718	55,787	52,836	55,385	56,751	5.6%	53,718	56,751	5.6%
Reinsurance ceded	(1,489)	(1,532)	(1,361)	(1,476)	(1,520)	-2.1%	(1,489)	(1,520)	-2.1%
Balance as of end-of-period, net	$52,229	$54,255	$51,475	$53,909	$55,231	5.7%	$52,229	$55,231	5.7%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 9/30/19		As of 12/31/19		As of 9/30/20
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS, Trading and Equity Securities, at Fair Value
Fixed maturity AFS securities, net of allowance for credit losses:
Corporate bonds	$87,910	81.2%	$88,716	80.7%	$98,717	80.1%
U.S. government bonds	438	0.4%	435	0.4%	496	0.4%
State and municipal bonds	5,800	5.3%	5,884	5.4%	6,774	5.5%
Foreign government bonds	444	0.4%	393	0.4%	436	0.4%
Residential mortgage-backed securities	3,287	3.0%	3,241	2.9%	3,203	2.6%
Commercial mortgage-backed securities	1,033	1.0%	1,083	1.0%	1,430	1.2%
Asset-backed securities	4,172	3.8%	4,889	4.4%	6,590	5.4%
Hybrid and redeemable preferred securities	575	0.5%	559	0.5%	606	0.5%
Total fixed maturity AFS securities, net of allowance for credit losses	103,659	95.6%	105,200	95.7%	118,252	96.1%
Trading securities	4,691	4.3%	4,673	4.2%	4,633	3.8%
Equity securities	158	0.1%	103	0.1%	122	0.1%
Total fixed maturity AFS securities, net of allowance for credit losses, and trading and
equity securities	$108,508	100.0%	$109,976	100.0%	$123,007	100.0%

Fixed Maturity AFS, Trading and Equity Securities, at Amortized Cost
Fixed maturity AFS securities	$88,176	95.4%	$94,295	95.8%	$101,885	95.8%
Trading securities	4,093	4.4%	4,005	4.1%	4,296	4.1%
Equity securities	185	0.2%	123	0.1%	140	0.1%
Total fixed maturity AFS, trading and equity securities	$92,454	100.0%	$98,423	100.0%	$106,321	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		96.4%		96.3%		95.9%
Below investment grade		3.6%		3.7%		4.1%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Components of Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$50	$52	$51	$47	$57	14.0%	$132	$155	17.4%
Total excluded realized gain (loss)	(61)	(171)	(75)	(694)	572	NM	(623)	(198)	68.2%
Total realized gain (loss), pre-tax	$(11)	$(119)	$(24)	$(647)	$629	NM	$(491)	$(43)	91.2%

Reconciliation of Excluded Realized Gain (Loss)
Net of Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(49)	$(135)	$(60)	$(548)	$452	NM	$(492)	$(156)	68.3%
Benefit ratio unlocking	(2)	91	(349)	282	83	NM	186	17	-90.9%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(51)	$(44)	$(409)	$(266)	$535	NM	$(306)	$(139)	54.6%

Components of Excluded Realized Gain (Loss) Net
of Benefit Ratio Unlocking, After-Tax
Credit loss benefit (expense) on mortgage loans on
real estate	$-	$-	$(51)	$(79)	$50	NM	$-	$(79)	NM
Credit loss benefit (expense) on other financial assets	-	-	(16)	(1)	(1)	NM	-	(17)	NM
OTTI	(2)	(1)	-	-	-	100.0%	(11)	-	100.0%
Realized gain (loss) related to certain financial assets	(12)	(8)	14	(36)	(5)	59.7%	(33)	(28)	15.2%
Realized gain (loss) on equity securities	(14)	3	(15)	2	3	121.4%	(8)	(10)	-25.0%
Realized gain (loss) on the mark-to-market on certain
instruments	19	9	38	(1)	(6)	NM	(103)	32	131.1%
Realized gain (loss) related to financial assets, after-tax	(9)	3	(30)	(115)	41	NM	(155)	(102)	34.2%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(65)	2	(496)	(71)	12	118.5%	(99)	(555)	NM
GLB non-performance risk component	43	(55)	147	(79)	464	NM	14	532	NM
Total variable annuity net derivative results	(22)	(53)	(349)	(150)	476	NM	(85)	(23)	72.9%
Indexed annuity forward-starting option	(20)	6	(30)	(1)	18	190.0%	(66)	(14)	78.8%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(51)	$(44)	$(409)	$(266)	$535	NM	$(306)	$(139)	54.6%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	Change	9/30/19	9/30/20	Change
Revenues
Total revenues	$4,638	$4,344	$4,425	$3,517	$5,361	15.6%	$12,913	$13,303	3.0%
Less:
Excluded realized gain (loss)	(61)	(171)	(75)	(694)	572	NM	(623)	(198)	68.2%
Amortization of DFEL associated with
benefit ratio unlocking	(1)	2	(9)	2	1	200.0%	3	(6)	NM
Adjusted operating revenues	$4,700	$4,513	$4,509	$4,209	$4,788	1.9%	$13,533	$13,507	-0.2%

Net Income
Net income (loss)	$(161)	$431	$52	$(94)	$398	NM	$454	$356	-21.6%
Less:
Excluded realized gain (loss), after-tax	(49)	(135)	(60)	(548)	452	NM	(492)	(156)	68.3%
Benefit ratio unlocking, after-tax	(2)	91	(349)	282	83	NM	186	17	-90.9%
Net impact from the Tax Cuts and Jobs Act	-	17	-	-	-	NM	-	-	NM
Acquisition and integration costs related to
mergers and acquisitions, after-tax	(31)	(24)	(4)	(3)	(4)	87.1%	(80)	(12)	85.0%
Gain (loss) on early extinguishment of debt, after-tax	(33)	-	-	(12)	-	100.0%	(33)	(12)	63.6%
Total adjustments	(115)	(51)	(413)	(281)	531	NM	(419)	(163)	61.1%
Adjusted income (loss) from operations	$(46)	$482	$465	$187	$(133)	NM	$873	$519	-40.5%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$(0.83)	$2.15	$0.15	$(0.49)	$2.01	NM	$2.24	$1.74	-22.3%
Less:
Excluded realized gain (loss), after-tax	(0.24)	(0.68)	(0.30)	(2.85)	2.32	NM	(2.42)	(0.80)	66.9%
Benefit ratio unlocking, after-tax	(0.01)	0.46	(1.77)	1.46	0.43	NM	0.91	0.09	-90.1%
Net impact from the Tax Cuts and Jobs Act	-	0.08	-	-	-	NM	-	-	NM
Acquisition and integration costs related to mergers
and acquisitions, after-tax	(0.16)	(0.12)	(0.02)	(0.01)	(0.02)	87.5%	(0.39)	(0.06)	84.6%
Gain (loss) on early extinguishment of debt, after-tax	(0.17)	-	-	(0.06)	-	100.0%	(0.16)	(0.06)	62.5%
Adjusted income (loss) from operations	$(0.25)	$2.41	$2.24	$0.97	$(0.72)	NM	$4.30	$2.57	-40.2%